Exhibit 99.3

EVERSOURCE ENERGY Q1 2022 RESULTS May 5, 2022 2022 First Quarter Results Exhibit 99.3

EVERSOURCE ENERGY Q1 2022 RESULTS Safe Harbor Statement 1 All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a financial measure not recognized under generally accepted accounting principles (non-GAAP) that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussion also includes non-GAAP financial measures referencing 2022 earnings and EPS excluding certain acquisition and transition costs and 2021 earnings and EPS excluding charges at CL&P related to an October 2021 settlement agreement that included credits to customers and funding of various customer assistance initiatives and a 2021 storm performance penalty imposed on CL&P by the PURA. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2022 and 2021 results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of acquisition and transition costs, the CL&P October 2021 settlement agreement, and the 2021 storm performance penalty imposed on CL&P by the PURA are not indicative of Eversource Energy’s ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy’s financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. These non- GAAP financial measures should not be considered as alternatives to Eversource Energy’s consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy’s operating performance. This document includes statements concerning Eversource Energy’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; the negative impacts of the novel coronavirus (COVID-19) pandemic, including any new or emerging variants, on our customers, vendors, employees, regulators, and operations; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy’s reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy’s website at www.eversource.com and on the SEC’s website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

EVERSOURCE ENERGY Q1 2022 RESULTS Agenda 2 Joe Nolan President & CEO Phil Lembo Senior Strategic Advisor & Outgoing CFO ▪ Massachusetts Future of Gas Update ▪ Offshore Wind Update ▪ Q1 2022 Financial Results ▪ 2022 – 2026 Guidance & Outlook ▪ Regulatory Update ▪ Equity Issuance Update John Moreira Executive Vice - President, Incoming CFO & Treasurer

EVERSOURCE ENERGY Q1 2022 RESULTS 3 Massachusetts Future of Gas Proceeding – Highlights ▪ Proposed a portfolio of initiatives to help achieve the state’s net-zero greenhouse gas by 2050 emission goal, while still providing customers with energy choices ▪ The plan will be updated every three years to incorporate advances in technology, experiences from pilot programs, customer feedback and adoption rates ▪ Gas LDCs are requesting a Net Zero Enablement Tariff to recover our costs ▪ Where possible we will be applying for available research grants and funding from federal sources Portfolio of Initiatives: ▪ Reduce energy demand – Through energy efficiency programs and services ▪ Hybrid electrification – Combine electricity for heating and natural gas as a backup fuel ▪ Strategic electrification – Includes technologies like networked geothermal for heating and cooling as an alternative to natural gas ▪ Decarbonization of our gas network – Includes securing lower-carbon or no carbon gases that can be blended with natural gas or used as an eventual replacement for natural gas, possibly renewable natural gas or hydrogen

EVERSOURCE ENERGY Q1 2022 RESULTS ▪ Eversource-Ørsted 50-50 joint venture owns three projects plus open offshore wind lease area – South Fork Wind, Revolution Wind and Sunrise Wind with a total capacity of 1,758 MW – Up to 175,000 acres of offshore wind lease area open for additional development ▪ Strategic review will cover all of Eversource’s offshore interests – Could result in potential sale of all or part of its 50% interest – Review expected to conclude by year-end ▪ Strong pricing for NY Bight parcels in February indicates deep interest in offshore parcels in the Northeast – Eversource-Ørsted tracts are among the best situated in the United States due to strong wind speeds, moderate water depths and proximity to southern New England and NY electric loads ▪ Sale proceeds would be used to support regulated clean energy and infrastructure resilience capital programs and/or reduce financing needs 4 Eversource Commencing Strategic Review of Offshore Wind Joint Venture

EVERSOURCE ENERGY Q1 2022 RESULTS 5 South Fork Wind Construction Under Way

EVERSOURCE ENERGY Q1 2022 RESULTS 6 Assumptions Feb 2022 May 2022 Costs Locked in for Three Projects 80% 80% Offshore Investment to Date $1.2B $1.3B Expected Spending in 2022 $900M - $1B $900M - $1B Expected Spending 2023 - 2026 $3B - $3.6B $3B - $3.6B Expected Long - Term Average ROE 11 - 13% 11 - 13% South Fork Wind In Service Late 2023 (Under Construction) Late 2023 (Under Construction) Revolution Wind In Service In 2025 In 2025 Sunrise Wind In Service Late 2025 Late 2025 Offshore Wind Updates

EVERSOURCE ENERGY Q1 2022 RESULTS 1Q 2022 1Q 2021 Change $0.43 $0.39 $0.04 0.41 0.34 0.07 0.47 0.43 0.04 0.01 0.01 0.00 (0.02) (0.02) 0.00 $1.30 $1.15 $0.15 (0.02) (0.09) 0.07 $1.28 $1.06 $0.22 Natural Gas Distribution Electric Transmission Electric Distribution (Non-GAAP) Water Distribution Reported EPS (GAAP) 7 Parent & Other (Non- GAAP) EPS, Ex. CL&P Settlement and Acquisition/Transition Costs (Non-GAAP) CL&P Settlement & Acquisition/Transition Costs Q1 2022 vs. Q1 2021 Financial Results

EVERSOURCE ENERGY Q1 2022 RESULTS 8 Well Performing Core Businesses Drive EPS CAGR to Upper Half of 5 – 7% Through 2026 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.00- $4.17 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022E* 2023E 2024E 2025E 2026E * Reflects non-GAAP results, excludes nonrecurring charges

EVERSOURCE ENERGY Q1 2022 RESULTS Projected Capital Expenditures For Core Businesses $1,030 $964 $1,115 $1,118 $979 $861 $834 $808 $1,221 $1,189 $1,244 $1,450 $1,469 $1,391 $1,372 $1,338 $453 $545 $799 $921 $849 $926 $895 $938 $110 $127 $144 $154 $163 $176 $190 $206 $239 $239 $239 $254 $224 $208 $203 $214 $3,053 $3,064 $3,541 $3,897 $3,684 $3,562 $3,494 $3,504 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $18.1 Billion 2022-2026 9

EVERSOURCE ENERGY Q1 2022 RESULTS 10 AMI Implementation Under Active Review by MA, CT regulators AMI - MA Briefing period ends June 27, 2022 Decision expected Q4 2022 AMI - CT Briefing period ended April 29, 2022 Decision expected Q4 2022 What does AMI do for . . . The Customer? System Performance?

EVERSOURCE ENERGY Q1 2022 RESULTS 11 Equity Issuance Update New Shares ▪ $1.2 billion At-The-Market Program expected to commence in Q2 2022 Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with 475,000 shares issued YTD through April 30

EVERSOURCE ENERGY Q1 2022 RESULTS 12 APPENDIX

EVERSOURCE ENERGY Q1 2022 RESULTS ▪ Address the Distribution Revenue Deficiency ($89M) – Relates to capital additions, enterprise IT and Storm Fund contribution ▪ Extension of Performance-Based Ratemaking (PBR) – 10-year plan, with enabling rate base roll-in(s) ▪ AMI Tariff Approval – Approval of specific tariff is next step to execute AMI capital investment plan of $575M Key Elements of NSTAR Electric Rate Review 13 Key Revenue Requirement Factors Test Year (12 Months Ended) December 31, 2020 Revenue Deficiency $89M Average Bill Impact (residential customer) 5.7% 2021 Rate Base Roll-In 1/1/23 $46M 2022 Rate Base Roll-In 1/1/24 $47M Return on Equity (Requested) 10.5% Capital Structure 53.8% Equity Filing Date: January 14, 2022 Intervenor Testimony Filed: April 29, 2022 Evidentiary Hearings: June 27 - July 22, 2022 Decision Date: December 1, 2022 Rates Effective: January 1, 2023

EVERSOURCE ENERGY Q1 2022 RESULTS

# Massachusetts Future of Gas Proceeding

| Initiatives | 2022 – 2023 | 2024 – 2025 |
|---|---|---|
| Energy Efficiency | Reduce the energy demand by maximizing the application of all energy efficiency investments in concert with decarbonization options | |
| Initiative 1 – Hybrid Heat Pumps | ▪ Develop and propose a hybrid heat pump pilot in an Eversource dual electric and gas territory with electric grid constraints<br>▪ Assess LNG facilities as a mechanism to shave winter peaks for electrification in constrained electric grid areas | ▪ Assess a new combined electric and gas rate structure<br>▪ Seek Regulatory Approval on pilots and cost recovery mechanism |
| Initiative 2 – Networked Geothermal | ▪ Build & operate geothermal pilot program in Framingham, MA<br>▪ Identify partnerships with new construction developer community<br>▪ Build & operate second geothermal pilot program in MA targeting new developments | ▪ Work within geothermal vendor ecosystem to prepare for increased volume of work<br>▪ Utilize data obtained to maximize gas/electric planning and peak shaving<br>▪ Coordinate workforce training and further customer education |
| Initiative 3 – Production Certified Gas (PCG) | ▪ Track and collaborate on GTI's Veritas initiative to develop accepted methodology to measure and verify methane emissions reductions<br>▪ Assess feasibility of sourcing and procuring PCG and PCG supply potential for Eversource network | ▪ Seek regulatory approval for procurement of PCG contracts<br>▪ Allow Eversource to identify ways to offer PCG solutions to customers requesting them |
| Initiative 4 – Renewable Natural Gas (RNG) | ▪ Conduct and validate market assessments for in-state and out-of-state RNG<br>▪ Procure RNG from at least one locally sourced project<br>▪ Conduct a feasibility assessment of RNG storage at Eversource LNG sites | ▪ Seek regulatory approval for cost recovery of RNG commodity and associated infrastructure investments<br>▪ Allow Eversource to identify ways to offer RNG solutions to customers requesting them<br>▪ Continuing exploring other opportunities to inject RNG within Eversource's pipeline |
| Initiative 5 – Hydrogen | ▪ Pursue small scale pilot targeting C&I customer(s)<br>▪ Identify potential sites for pilot<br>▪ Engage with stakeholders on hydrogen opportunities and education | ▪ Pursue federal funding through DOE IIJA grant funding<br>▪ Assess safety, feasibility, operational performance and cost effectiveness<br>▪ Engage in further R&D for hydrogen production for end use |
| Initiative 6 – R&D Innovation | ▪ Partner with National Labs and industry players to test and evaluate emerging technologies and end-use applications<br>▪ Undertake concept studies examining feasibility, pre-engineering, planning, solicitations, etc.<br>▪ Lead/collaborate on innovative pilots/demonstrations, if applicable | |

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EVERSOURCE ENERGY Q1 2022 RESULTS 15 FERC Transmission New England ROE Update ▪ Current base: 10.57%; Cap: 11.74% (2014 Opinion 531A) ▪ October 2018 FERC Order in New England ROE cases proposed a new methodology to address issues raised by Court in vacating Opinion 531A (New England ROE Complaint I) – This new methodology provided a path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs – Briefs and reply briefs filed in early 2019; timing of decision remains unclear – Original FERC-proposed new methodology averaged DCF, CAPM, risk premium, expected earnings – Illustrative base: 10.41%; Cap: 13.08% (October 2018 proposed new method) – FERC changed methodology in revised May 2020 MISO TO Order and applied only DCF, CAPM and risk premium methodologies. No date given for New England ROE decision – In March 2020, FERC issued a NOPR asking for comments on several items related to incentives, including raising RTO adder from 50 bps to 100 bps and capping incentives at 250 bps – ES incentives now capped at 11.74%, 117 bps above 10.57% base

EVERSOURCE ENERGY Q1 2022 RESULTS Lower Generation Capacity Costs Helping to Keep New England Electric Bills In Check $4,000 $3,000 $2,400 $2,100 $1,600 $980 $1,360 $1,040 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 FCA 9 FCA 10 FCA 11 FCA 12 FCA 13 FCA 14 FCA 15 FCA 16 June 2021- May 2022 June 2022- May 2023 June 2023- May 2024 June 2020- May 2021 June 2019- May 2020 June 2018- May 2019 $ In Millions Source – ISO-NE FCA news releases 16 June 2024- May 2025 June 2025- May 2026